UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 20, 2011

Equity One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1600 NE Miami Gardens Drive

North Miami Beach, Florida 33179

(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 20, 2011, Equity One, Inc. (“Equity One”) completed its previously announced sale of 36 shopping centers, comprising 3.9 million square feet, for a total sales price of $473.1 million (inclusive of assumed debt of $145.8 million as of the date of sale) to an affiliate of Blackstone Real Estate Partners VII. The shopping centers sold in this transaction are predominantly located in the Atlanta, Tampa and Orlando markets, with additional properties located in the states of North Carolina, South Carolina, Alabama, Tennessee and Maryland. The sale occurred pursuant to the terms of the Purchase and Sale Agreement, dated as of September 26, 2011, by and between Equity One, certain of its subsidiaries and affiliates named therein, as sellers, and BRE Southeast Retail Holdings, LLC, an affiliate of Blackstone Real Estate Partners VII L.P., previously filed as Exhibit 10.1 to Equity One’s Form 10-Q for the quarterly period ended September 30, 2011.

The operations of these properties and the related assets and liabilities are included in discontinued operations in the accompanying unaudited pro forma condensed consolidated financial statements for all periods presented, unless otherwise noted. In connection with this sale, Equity One recognized an impairment loss of $33.8 million during the three and nine months ended September 30, 2011, which amount was in the estimated range previously disclosed by Equity One.

ITEM 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Equity One as of September 30, 2011 and unaudited pro forma condensed consolidated statements of operations of Equity One for the nine months ended September 30, 2011 and the years ended December 31, 2010, 2009 and 2008, including notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated balance sheet of Equity One as of September 30, 2011 and unaudited pro forma condensed consolidated statements of operations of Equity One for the nine months ended September 30, 2011 and the years ended December 31, 2010, 2009 and 2008, including notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2011	EQUITY ONE, INC.

/s/ Mark Langer
Mark Langer
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited pro forma condensed consolidated balance sheet of Equity One as of September 30, 2011 and unaudited pro forma condensed consolidated statements of operations of Equity One for the nine months ended September 30, 2011 and the years ended December 31, 2010, 2009 and 2008, including notes thereto.